                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of September 22, 2006 (the
"Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C6, Commercial Mortgage Pass-Through Certificates, Series 2006-C6. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of September 11, 2006 (the
"Pooling and Servicing Agreement"), between the Purchaser, as depositor,
Wachovia Bank, National Association, as master servicer (the "Master Servicer"),
LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle
Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and UBS
Securities LLC ("UBSS" and, together with Lehman and UBS-AM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman, UBS-AM and UBSS (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof.
The Mortgage Loans will have an aggregate principal balance of

$862,627,027 (the "Initial UBS Pool Balance") as of the close of business on the
Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on October 4, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS
Pool Balance, plus interest accrued on each Mortgage Loan at the related
Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including September 11, 2006 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) a 26.0166%
Percentage Interest in the Class R-I, Class R-II and Class R-III Certificates
and a 100% Percentage Interest in the Class R-LR Certificates (all such Residual
Interest Certificates, the "Seller's Residual Interest Certificates").

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 8 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to (i) the Mortgage Loans identified on the
Mortgage Loan Schedule, (ii) the Loan REMIC Interests in the Reckson Loan REMIC,
and (iii) the Reckson Loan REMIC Declaration, in each case, as of such date. The
Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan, deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust Mortgage Loan Securitization
Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

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          (d) The Seller shall retain, with respect to each Mortgage Loan
(except in the case of an Outside Serviced Trust Mortgage Loan), an Independent
third party (the "Recording/Filing Agent"), through which it shall: (i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the subject Recording/Filing Agent), submit for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing
Statements, as applicable (A) each related assignment of Mortgage and assignment of Assignment of Leases in favor of, and delivered under clause (a)(iv) of the definition of "Mortgage File" to, the Trustee, and (B) solely with respect to nursing facilities and hospitality properties (identified on Schedule VI to the
Pooling and Servicing Agreement), each related assignment of UCC Financing
Statement, in favor of, and delivered under clause (a)(iv) of the definition of
"Mortgage File" to, the Trustee; and (ii) cause each such assignment of
Mortgage, assignment of Assignment of Leases and assignment of UCC Financing
Statement to be delivered to the Trustee following its return by the appropriate public office for real property records or UCC Financing Statements, as applicable, with copies of any such returned assignments to be delivered by the
Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the
Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original. Notwithstanding the foregoing, the Seller may request the Trustee to submit for recording or filing, as applicable, any of the assignments of Mortgage, assignments of Assignment of
Leases or assignments of UCC Financing Statements referred to in this paragraph, and in such event, the Seller shall cause any such unrecorded or unfiled document to be delivered to the Trustee.

          If any such assignment of Mortgage, assignment of Assignment of Leases and/or assignment of UCC Financing Statement referred to in the preceding paragraph is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the
Recording/Filing Agent.

          (e) With respect to any Mortgage Loan (other than an Outside Serviced
Trust Mortgage Loan), the following documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates, leases for tenants representing 25% or more of the annual income with respect to the related
Mortgaged Property, final seismic report and

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property management agreements, but in each case, only if the subject document
(a) was in fact obtained in connection with the origination of such Mortgage
Loan, (b) relates to the administration or servicing of such Mortgage Loan, (c)
is reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loan by the Master Servicer or Special Servicer in connection with its duties under the Pooling and Servicing Agreement, and (d) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the applicable Sub-Servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property
(identified on Schedule VI to the Pooling and Servicing Agreement) and each
Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an Outside Serviced Trust
Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) hereof and provide each Seller and the Controlling Class Representative and the Special Servicer
with a certificate (the "Master Servicer Certification") within 90 days of the
Closing Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received (provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate)). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

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          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account, the Initial Deposits relating to the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the
     Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or

                                      -5-

     governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ii) The Seller will acquire the Seller's Residual Interest
     Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (iii) The Seller understands that (A) the Seller's Residual
     Interest Certificates have not been and will not be registered under the
     Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and
     (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has

                                      -6-

     received the certifications and/or opinions of counsel required by the
     Pooling and Servicing Agreement.

               (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and
     Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest
     Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

               (v) Neither the Seller nor anyone acting on its behalf has (A)
     offered, transferred, pledged, sold or otherwise disposed of any Seller's
     Residual Interest Certificate, any interest in a Seller's Residual Interest
     Certificate or any other similar security to any person in any manner, (B)
     solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a
     Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E)
     above) would constitute a distribution of the Seller's Residual Interest
     Certificates under the Securities Act, would render the disposition of the
     Seller's Residual Interest Certificates a violation of Section 5 of the
     Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

               (vi) The Seller has been furnished with all information regarding
     (A) the Purchaser, (B) the Seller's Residual Interest Certificates and
     distributions thereon, (C) the nature, performance and servicing of the
     Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund,
     and (E) all related matters, that it has requested.

               (vii) The Seller is either (a) a "qualified institutional buyer"
     within the meaning of Rule 144A under the Securities Act or (b) an
     "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7)
     of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
     Seller's Residual Interest Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                                      -7-

               (ix) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

          (c) The Seller intends to transfer the Seller's Residual Interest
Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as
in effect on the Closing Date, and applicable law. The Seller hereby directs the
Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated upon initial issuance.

          SECTION 4. Representations and Warranties of the Purchaser.

          In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

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               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (a)(i) through (a)(x)
(or, in the case of an Outside Serviced Trust Mortgage Loan, clause(b)(i) and/or
(b)(iv)) of the definition of Mortgage File has not been executed or is missing
(a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan at the time of such notice, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
Then, following receipt of a Seller/Depositor Notification with respect to such
Material Document Defect or Material Breach, as the case may be, the Seller shall (subject to Sections 5(f), (g) and (h)), (A) not later than 90 days after
(1) the Seller and the Purchaser have agreed upon the existence of such Material
Document Defect or Material Breach or (2) a court of competent jurisdiction makes a final non-appealable determination that a Material Document Defect or
Material Breach exists or (B) in the case of a Material Document Defect or
Material Breach that affects whether a Mortgage Loan was, as of the Closing
Date, is or will continue to be a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or Material Breach
(either such 90-day period, in the case of (A) or (B), as applicable, an
"Initial Resolution Period"): (i) cure such Material Document Defect or Material
Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or
Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial
Resolution Period, repurchase the affected Mortgage Loan (or the related
Mortgaged Property) from, and in accordance with the directions of, the
Purchaser or its designee, at a price equal to the Purchase Price; provided that if (a) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period,
(b) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document
Defect, as the case may be, within the applicable Initial Resolution Period, and
(d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related
Mortgaged Property); and provided, further, that, if any such Material Document
Defect is still not cured after the Initial Resolution Period and any such
Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and

                                      -9-

repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the
Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement
or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document
Defect or Material Breach or knowledge or awareness by the Seller of any
Material Document Defect or Material Breach.

          If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller/Depositor Notification providing notice of such event, the
Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the
Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the
Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

          (b) [Reserved]

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a) hereof, then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject

                                      -10-

Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage
Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) Subject to Section 5(f) hereof and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such

                                      -11-

Material Breach or Material Document Defect, as the case may be. The amount of each such Loss of Value Payment shall be determined either (i) by mutual agreement of the Special Servicer on behalf of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be, and the
Seller, or (ii) by judicial decision; provided that, in the event there is a legal action for determining the existence of a Material Breach or a Material
Document Defect with respect to any Mortgage Loan, such legal action must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or
Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected
Mortgage Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section
5(g), if substantially all of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or Material
Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a) hereof.
Furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

          In the event the amount of any Loss of Value Payment is determined by judicial decision, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan) that are: (i)
reasonably incurred in good faith by the Master Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material
Document Defect, as the case may be; and (ii) directly attributable to the enforcement of the rights of the Trust with respect to the subject Material
Breach or Material Document Defect, as the case may be; provided that, that in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, prior to the institution of legal proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by judicial decision to be the actual amount of the Loss of Value Payment attributed to such Material Breach or Material
Document Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred by the Master Servicer, the Special Servicer and/or the Trustee in connection with the subject litigation; and provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a
Material Breach or Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by judicial decision to be the actual Loss of Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value Payment shall also include the payment of all costs and expenses reasonably incurred in connection with that judicial determination; and
provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by judicial decision to

                                      -12-

be the actual Loss of Value Payment attributable to such Material Breach or
Material Document Defect, as the case may be, then that Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that judicial determination, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by judicial decision over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of Value Payment is determined by the parties hereto by mutual agreement (and not by a judicial decision), that Loss of Value Payment shall not include any costs and expenses incurred by the Master
Servicer, the Special Servicer or the Trustee unless such costs and expenses were specifically included in such mutual agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or
Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust
Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Defeasance Serviced Trust Mortgage Loans; Early Defeasance
Trust Mortgage Loans.

          (a) With respect to any Mortgage Loan that is a Defeasance Serviced
Trust Mortgage Loan, to the extent the related Mortgage Loan documents expressly grant the lender or its designee the right to appoint a successor borrower (or words of similar import) thereunder in connection with a defeasance, the
Purchaser hereby designates the Seller as its designee with respect to the exercise of, and hereby grants to the Seller the right, in its capacity as designee of the Purchaser as holder of the subject Serviced Trust Mortgage Loan, to exercise, the right and/or obligation of the lender under the related
Mortgage Loan documents to appoint a "successor borrower" (as defined under the related Mortgage Loan documents) or words of similar import, to hold and pledge the related Defeasance Collateral in the event a related Mortgagor exercises its right pursuant to the related Mortgage Loan documents to defease the subject
Serviced Trust Mortgage Loan and obtain the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage (provided that such rights and/or obligations as successor borrower shall be exercised in accordance with customary terms and costs). In connection with the foregoing, if the Purchaser or its assignee, as holder of the subject Defeasance Serviced
Trust Mortgage Loan, receives written notice from the related Mortgagor that it intends to defease the subject Serviced Trust Mortgage Loan in accordance with the related Mortgage Loan documents, then the Purchaser or its assignee, as the case may be, shall send a copy of such written notice to the Seller or (if the
Seller has notified the Purchaser or such assignee, as the case may be, in writing that it has appointed a designee and has provided such party with such designee's contact information for any notice required in connection therewith)
the Seller's designee, promptly after receipt of such written notice. If, however, the Master Servicer, in accordance with the Servicing Standard, determines that neither the Seller nor its designee is performing the duties related to the appointment of a successor borrower in a timely manner and/or in accordance with the provisions of the related Mortgage Loan documents (after the
Seller and such designee having been provided with written notice in accordance with this paragraph and a reasonable period of time (which shall not be less than five (5) Business Days) to perform such duties), then the Master Servicer
(or a designee of the Master Servicer) shall, in accordance with Section

                                      -13-

3.20(k) of the Pooling and Servicing Agreement, itself perform those obligations under the related Mortgage Loan documents in accordance with the Servicing
Standard, applicable law and the related Mortgage Loan documents, and thereupon the appointment of the Seller or its designee in connection therewith shall be null and void. In the event, with respect to a Mortgage Loan that is a
Defeasance Serviced Trust Mortgage Loan, the Seller, the Master Servicer or a
designee of the Seller or the Master Servicer actually appoints a successor borrower in accordance with the related Mortgage Loan documents and the foregoing provisions of this paragraph and the relevant portion or all, as applicable, of the subject Mortgaged Property is released from the lien of the related Mortgage, then, to the extent provided under the related Mortgage Loan documents, such successor borrower shall succeed to all of the rights and obligations of the original Mortgagor under such Serviced Trust Mortgage Loan.
In the event the Seller, by written notice to Purchaser or its assignee, designates a third party to exercise its rights under this paragraph and provides contact information therefor, the Purchaser or its designee, the
Trustee and the Master Servicer shall be entitled to rely on such notice and, in such event, all notices required to be delivered to the Seller pursuant to this paragraph shall be delivered to the Seller's designee.

          (b) If the Purchaser or the Master Servicer notifies the Seller that the Mortgagor under any of the Mortgage Loans that are Early Defeasance Trust
Mortgage Loans (i) intends to defease such Early Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and the amount tendered by such Mortgagor to defease such Early Defeasance Trust Mortgage Loan
(in accordance with the related loan documents) is less than the Purchase Price that would be applicable in the event of a repurchase of such Mortgage Loan pursuant to or as otherwise contemplated by Section 5(a), or (ii) intends to partially defease such Early Defeasance Trust Mortgage Loan on or prior to the second anniversary of the Closing Date, or (iii) intends to defease such Early
Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and such Mortgagor is to tender Defeasance Collateral or such other collateral as is permitted in connection with a defeasance under the related loan documents that does not constitute a cash amount equal to or greater than the Purchase Price set forth in clause (i) above in this paragraph, then the Seller shall promptly repurchase such Mortgage Loan at a price equal to
(A) the related Purchase Price and (B) the amount, if any, by which the proceeds from any cash defeasance deposit exceeds the related Purchase Price, in accordance with the directions of the Master Servicer on a whole loan, servicing released basis.

          Upon the repurchase of a Mortgage Loan that is an Early Defeasance
Trust Mortgage Loan pursuant to Section 5 hereof and/or this Section 6, the
Purchaser shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. The Seller hereby agrees to pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, in connection with any such
"qualified liquidation" of the related Loan REMIC in accordance with the REMIC
Provisions.

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York
10019 at 10:00 a.m., New York City time, on the Closing Date.

                                      -14-

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material

                                      -15-

respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller, issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Cadwalader, Wickersham & Taft ("CWT"), special counsel to the Seller, substantially in the form attached hereto as
Exhibit C, dated the Closing Date and addressed to the initial Purchaser, the
Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(g) hereof, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

          (i) In connection with the initial issuance of the Seller's Residual
Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

          (j) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (k) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 9. Costs.

          An amount equal to 26.0166% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the
Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other

                                      -16-

transactions contemplated by this Agreement, the Underwriting Agreement and the
Certificate Purchase Agreement shall be payable by the Seller.

          SECTION 10. Grant of a Security Interest.

          The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the
Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement; and, in connection with the foregoing, the
Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

          SECTION 11. Notices.

          All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                                      -17-

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 13. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH
RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR FEDERAL COURT SITTING
IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY
COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR
RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER

                                      -18-

OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF
EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS
"TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS
SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE
REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 16. Further Assurances.

          The Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the
Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the
Seller hereunder. The Purchaser has the right to assign its interest under this
Agreement, in whole or in part, as may be required to effect the purposes of the
Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.
Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

          SECTION 18. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -19-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        UBS REAL ESTATE INVESTMENTS INC.

                                        By: /s/ Tessa L. Peters
                                            ------------------------------------
                                        Name: Tessa L. Peters
                                        Title: Executive Director

                                        By: /s/ Pamela McCormack
                                            ------------------------------------
                                        Name: Pamela McCormack
                                        Title: Executive Director

                                        Address for Notices:
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York 10019
                                        Attention: Robert Pettinato
                                        Telecopier No.: (212) 713-2631

                                        with a copy to:

                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York 10019
                                        Attention: Tessa L. Peters
                                        Telecopier No.: (212) 713-1153

                                      -20-

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title: Senior Vice President

                                        Address for Notices:
                                        Structured Asset Securities
                                        Corporation II 745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                      -21-

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

     MORTGAGE LOAN NUMBER                           PROPERTY NAME                                           ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

              7                Chapel Hill Mall                                        2000 Brittain Road
              10               Redwood Portfolio I                                     Various
              11               Tindeco Wharf Apartments                                2809 Boston Street
              16               Midland Mall                                            6800 Eastman Avenue
              17               Reckson Portfolio Subordinate Tranche                   Various
              18               7080 Hollywood Boulevard                                7080 Hollywood Boulevard
              22               Sylmar Square                                           13700-13790 Foothill Boulevard
              23               Atrium - Plano                                          500 North Central Expressway
              26               Twin Towers Dallas                                      8585 North Stemmons Freeway
              28               Atlantic Place                                          111 North Atlantic Boulevard
              30               Indigo Springs                                          1464 South Stapley Drive
              32               Kohl's - Herndon                                        2148 Centreville Road
              33               100 Franklin Street                                     100 Franklin Street
              34               Oak Park Spring Lake Portfolio                          Various
              44               1155 Avenue of the Americas                             1155 Avenue of the Americas
              53               Toluca Medical                                          3808 West Riverside Drive
              56               3545 Wilshire Boulevard                                 3545 Wilshire Boulevard
              58               5024 Pelham Road                                        5024 Pelham Road
              59               Cypress City Center                                     5400 Orange Avenue
              61               ADF Portfolio                                           Various
              62               Comfort Inn - King of Prussia                           550 West Dekalb Pike
              63               Tel Huron                                               3-91 South Telegraph
              67               Hamden Village                                          2165 Dixwell Avenue
              68               Trump International Hotel & Tower - Commercial          One Central Park West
              71               Holiday Inn Express - Langhorne-Oxford Valley           3101 West Cabot Boulevard
              72               Citizens 31 Portfolio                                   Various
              75               Indian School                                           4280, 4290 and 4310 East Indian School Road
              83               Oaks at Campbell Station                                3011 & 3012 Longford Drive
              84               Walgreens - Reading                                     5 Harnden Street
              89               Tropic Venture Portfolio                                Various
              91               Hampton Inn - Eau Claire                                2622 Craig Road
              94               Floor Decor                                             2540 East Pioneer Parkway
              96               Paradise Park                                           301 East Hall Acres Road
              97               Eckerd Portfolio - Wilson and Cambridge                 Various
              98               999 Walt Whitman                                        999 Walt Whitman Road
             101               Citizens 23 Portfolio                                   Various
             105               303-313 Central Avenue                                  303-313 Central Avenue
             108               Walgreens  - Glendora                                   1301 Black Horse Pike
             110               Citizens 18 Portfolio                                   Various
             111               Walgreens - Humble                                      8505 FM 1960 West
             112               Oak Tree Mobile Home Park                               565 Diamond Road
             114               Holiday Inn - Superior                                  303 Second Avenue East
             116               Walgreens - San Antonio                                 11658 Interstate 35 North
             117               Citizens 19 Portfolio                                   Various
             118               Walgreens - Gessner                                     12611 South Gessner
             121               3300 Tenth Street                                       3300 Tenth Street
             122               Holiday Inn - Houghton                                  1110 Century Way
             125               Veronica III Medical Arts Building                      49 Veronica Avenue
             126               Rite Aid - Elko                                         2540 Idaho Street
             127               Walgreens - Huffmeister                                 14625 FM 529 Road
             129               Citizens 9 Portfolio                                    Various
             132               Safeguard Self Storage                                  1011 Stufflebeam Avenue
             135               Citizens 24 Portfolio                                   Various
             136               Citizens 11 Portfolio                                   Various
             138               Walgreens - Horn Lake                                   4028 Goodman Road
             141               Access Self Storage                                     3427 Marvin D Love Freeway
             143               Walgreens - Brattleboro                                 476 Canal Street
             150               Walgreens - Wake Forest                                 3601 Rogers Road
             152               Citizens 25 Portfolio                                   Various
             153               Citizens 3 Portfolio                                    Various
             154               Eckerd - Whiteville                                     1728 South Madison Street
             157               Indian Lake Park Vue                                    877 East US 6 and 700 Lincolnway West
             158               3825 Del Amo                                            3825 Del Amo Boulevard
             159               Citizens 7                                              7310 West Grand Avenue
             171               Walgreens - Daphne                                      30957 Mill Lane
             172               Eckerd - Cleveland                                      2499 Keith Street
             173               Stonegate Mobile Home Park                              6801 West 70th Street
             174               Citizens 10 Portfolio                                   Various
             178               The Vineyards                                           3268 East Road
             179               233 East Carrillo Street                                233 East Carrillo Street
             180               Grants Crossing                                         415 Brooks Road
             182               Eckerd - Cary                                           1002 North Harrison Avenue
             183               Magnolia Park                                           3707 East Business Highway 83
             186               Shady Oaks                                              431 North Scribner Street
             188               Family Dollar Portfolio                                 Various
             189               Whitney Point Estates                                   8 Mohawk Drive
             190               Citizens 1 Portfolio                                    Various
             195               Family Dollar - Fullerton                               3916 West Fullerton Avenue
             197               Citizens 2 Portfolio                                    Various
             198               Citizens 26                                             9243 Broadview Heights Road
             199               Family Dollar - Pulaski                                 8320 South Pulaski Road
             201               Citizens 30                                             5 West Commerce Street
             203               Citizens 33                                             622 Taunton Avenue
             204               Edgeview Estates                                        1 Aspen Lane

     MORTGAGE LOAN NUMBER             CITY            STATE      ZIP CODE      CUT-OFF DATE BALANCE        MONTHLY P&I PAYMENT
--------------------------------------------------------------------------------------------------------------------------------

              7                Akron                OH              44310             76,924,800.68                 466,615.99
              10               Various              Various       Various             54,550,000.00                 342,546.75
              11               Baltimore            MD              21224             49,250,000.00                 258,408.59
              16               Midland              MI              48642             37,962,888.65                 230,278.02
              17               Various              Various       Various             37,000,000.00                 162,560.19
              18               Los Angeles          CA              90028             30,000,000.00                 158,546.88
              22               Sylmar               CA              91342             24,900,000.00                 155,417.46
              23               Plano                TX              75074             22,880,000.00                 120,918.42
              26               Dallas               TX              75247             18,120,000.00                 112,808.31
              28               Monterey Park        CA              91754             18,000,000.00                  96,648.96
              30               Mesa                 AZ              85204             17,535,000.00                 111,032.07
              32               Herndon              VA              20170             17,400,000.00                  90,854.58
              33               Boston               MA              02110             17,100,000.00                  93,189.06
              34               Various              FL            Various             17,000,000.00                  90,058.68
              44               New York             NY              10036             12,090,447.80                 139,049.95
              53               Burbank              CA              91505              9,200,000.00                  57,040.70
              56               Los Angeles          CA              90010              8,600,000.00                  45,450.10
              58               Greenville           SC              29615              8,310,000.00                  40,090.94
              59               Cypress              CA              90630              8,160,000.00                  43,124.75
              61               Various              WA            Various              7,650,000.00                  46,457.47
              62               King of Prussia      PA              19406              7,644,149.83                  47,351.42
              63               Pontiac              MI              48341              7,600,000.00                  45,810.44
              67               Hamden               CT              06514              7,000,000.00                  42,906.79
              68               New York             NY              10023              7,000,000.00                  36,550.69
              71               Langhorne            PA              19047              6,550,000.00                  43,532.82
              72               Various              PA            Various              6,395,039.00                  34,040.26
              75               Phoenix              AZ              85018              6,158,911.96                  38,522.99
              83               Spring Hill          TN              37174              5,550,000.00                  33,668.57
              84               Reading              MA              01867              5,532,000.00                  28,511.57
              89               Various              FL            Various              5,343,000.00                  33,525.80
              91               Eau Claire           WI              54701              5,300,000.00                  34,733.50
              94               Arlington            TX              76010              5,212,489.21                  32,853.93
              96               Pharr                TX              78577              5,200,000.00                  31,646.21
              97               Various              Various       Various              5,192,433.77                  32,833.35
              98               Melville             NY              11747              5,140,000.00                  27,112.25
             101               Various              OH            Various              5,005,457.00                  26,643.63
             105               Hartsdale            NY              10530              4,800,000.00                  29,731.46
             108               Glendora             NJ              08029              4,650,000.00                  28,721.64
             110               Various              MI            Various              4,435,900.00                  23,611.93
             111               Humble               TX              77338              4,395,000.00                  23,245.68
             112               Jackson              NJ              08527              4,293,969.32                  27,519.16
             114               Superior             WI              54880              4,125,000.00                  27,543.78
             116               San Antonio          TX              78233              4,060,000.00                  21,473.83
             117               Various              NY            Various              4,031,963.00                  21,461.80
             118               Houston              TX              77071              3,960,000.00                  20,944.92
             121               Columbus             IN              47201              3,918,000.00                  18,902.08
             122               Houghton             MI              49931              3,911,556.72                  27,331.78
             125               Franklin             NJ              08873              3,844,239.91                  24,056.77
             126               Elko                 NV              89801              3,766,174.06                  35,121.92
             127               Houston              TX              77095              3,765,000.00                  19,913.54
             129               Various              MA            Various              3,705,666.00                  19,724.95
             132               Henderson            NV              89011              3,600,000.00                  20,440.00
             135               Cleveland            OH            Various              3,585,233.00                  19,083.90
             136               Various              MA            Various              3,578,673.00                  19,048.98
             138               Horn Lake            MS              38637              3,483,000.00                  19,334.28
             141               Dallas               TX              75224              3,300,000.00                  19,912.64
             143               Brattleboro          VT              05301              3,150,000.00                  19,129.55
             150               Wake Forest          NC              27587              2,926,591.46                  17,617.37
             152               Various              OH            Various              2,812,983.00                  14,973.27
             153               Various              VT            Various              2,796,504.00                  14,885.56
             154               Whiteville           NC              28472              2,775,000.00                  17,412.33
             157               Ligonier             IN              46767              2,678,000.00                  16,176.68
             158               Torrance             CA              90503              2,600,000.00                  13,898.90
             159               Elmwood Park         IL              60707              2,598,800.00                  13,833.20
             171               Daphne               AL              36527              2,187,199.97                  13,166.41
             172               Cleveland            TN              37311              2,175,000.00                  13,576.28
             173               Shreveport           LA              71129              2,164,836.62                  13,674.73
             174               Various              MA            Various              2,132,575.00                  11,351.52
             178               Clifton              CO              81520              2,073,594.36                  13,430.84
             179               Santa Barbara        CA              93101              2,000,000.00                  10,814.81
             180               Andrews              SC              29510              1,960,000.00                  12,234.26
             182               Cary                 NC              27513              1,821,390.47                  11,588.96
             183               Donna                TX              78537              1,800,000.00                  11,483.97
             186               Grapevine            TX              76051              1,650,000.00                  11,128.72
             188               Various              Various       Various              1,580,000.00                  10,160.65
             189               Lisle                NY              13797              1,500,000.00                   9,119.01
             190               Various              CT            Various              1,471,370.00                   7,831.98
             195               Chicago              IL              60647              1,309,320.15                   8,430.77
             197               Various              NH            Various              1,298,130.00                   6,909.84
             198               Broadview Heights    OH              44147              1,209,935.00                   6,440.38
             199               Chicago              IL              60652              1,180,485.44                   7,601.20
             201               Smyrna               DE              19977              1,080,200.00                   5,749.81
             203               East Providence      RI              02914              1,029,119.00                   5,477.91
             204               Hornell              NY              14843              1,000,000.00                   6,079.34

     MORTGAGE LOAN NUMBER     MORTGAGE RATE      REMAINING TERM TO MATURITY     MATURITY DATE      REMAINING AMORTIZATION TERM
--------------------------------------------------------------------------------------------------------------------------------

              7                      6.1000                             119          8/1/2016                              359
              10                     6.4500                             120         9/11/2016                                0
              11                     6.2100                             118         7/11/2016                                0
              16                     6.1000                             119          8/1/2016                              359
              17                     5.2000                              48         9/11/2010                                0
              18                     6.2550                             120         9/11/2016                                0
              22                     6.4000                             118         7/11/2016                                0
              23                     6.2550                             120         9/11/2016                                0
              26                     6.3550                             120         9/11/2016                              360
              28                     6.3550                             118         7/11/2016                                0
              30                     6.5300                             120         9/11/2016                                0
              32                     6.1800                             118         7/11/2016                                0
              33                     6.4500                             120         9/11/2016                                0
              34                     6.2700                             119         8/11/2016                                0
              44                     5.5050                             112          1/1/2016                              112
              53                     6.3300                             118         7/11/2016                                0
              56                     6.2550                             119         8/11/2016                                0
              58                     5.7100                             114         3/11/2016                                0
              59                     6.2550                             119         8/11/2016                                0
              61                     6.1200                             121        10/11/2016                              360
              62                     6.3000                             119         8/11/2016                              359
              63                     6.0500                             121        10/11/2016                              360
              67                     6.2200                             120         9/11/2016                                0
              68                     6.1800                             119         8/11/2016                                0
              71                     6.3300                             117         6/11/2016                              300
              72                     6.3000                              59         8/11/2011                                0
              75                     6.3400                             113         2/11/2016                              353
              83                     6.1100                             120         9/11/2016                              360
              84                     6.1000                             120         9/11/2016                                0
              89                     6.4300                             120         9/11/2016                              360
              91                     6.1800                             120         9/11/2016                              300
              94                     6.4500                             117         6/11/2016                              357
              96                     6.1400                             120         9/11/2016                              360
              97                     6.4900                             118         7/11/2016                              358
              98                     6.2430                             118         7/11/2016                                0
             101                     6.3000                              59         8/11/2011                                0
             105                     6.3200                             119         8/11/2016                                0
             108                     6.2800                             121        10/11/2016                              360
             110                     6.3000                              59         8/11/2011                                0
             111                     6.2600                             119         8/11/2016                                0
             112                     6.6200                             118         7/11/2016                              358
             114                     6.3800                             120         9/11/2016                              300
             116                     6.2600                             120         9/11/2016                                0
             117                     6.3000                              59         8/11/2011                                0
             118                     6.2600                             120         9/11/2016                                0
             121                     5.7100                             114         3/11/2016                                0
             122                     6.8500                             118         7/11/2016                              298
             125                     6.3900                             118         7/11/2016                              358
             126                     6.5700                             162         3/10/2020                              162
             127                     6.2600                             119         8/11/2016                                0
             129                     6.3000                              59         8/11/2011                                0
             132                     6.7200                             117         6/11/2016                                0
             135                     6.3000                              59         8/11/2011                                0
             136                     6.3000                              59         8/11/2011                                0
             138                     6.5700                             118         7/11/2016                                0
             141                     6.0600                             120         9/11/2016                              360
             143                     6.1200                             121        10/11/2016                              360
             150                     6.0300                             119         8/11/2016                              359
             152                     6.3000                              59         8/11/2011                                0
             153                     6.3000                              59         8/11/2011                                0
             154                     6.4300                             120         9/11/2016                              360
             157                     6.0700                             120         9/11/2016                              360
             158                     6.3270                             117         6/11/2016                                0
             159                     6.3000                              59         8/11/2011                                0
             171                     6.0300                             119         8/11/2016                              359
             172                     6.3800                             120         9/11/2016                              360
             173                     6.4800                             118         7/11/2016                              358
             174                     6.3000                              59         8/11/2011                                0
             178                     6.7300                             119         8/11/2016                              359
             179                     6.4000                             117         6/11/2016                                0
             180                     6.3800                             120         9/11/2016                              360
             182                     6.5500                             118         7/11/2016                              358
             183                     6.5900                             120         9/11/2016                              360
             186                     6.8600                              60         9/11/2011                              330
             188                     5.9800                             120         9/11/2016                              300
             189                     6.1300                             121        10/11/2016                              360
             190                     6.3000                              59         8/11/2011                                0
             195                     5.9800                             119         8/11/2016                              299
             197                     6.3000                              59         8/11/2011                                0
             198                     6.3000                              59         8/11/2011                                0
             199                     5.9800                             119         8/11/2016                              299
             201                     6.3000                              59         8/11/2011                                0
             203                     6.3000                              59         8/11/2011                                0
             204                     6.1300                             120         9/11/2016                              360

     MORTGAGE LOAN NUMBER    INTEREST ACCRUAL BASIS    ADMINISTRATIVE COST RATE    PRIMARY SERVICING FEE         GROUND LEASE?
-----------------------------------------------------------------------------------------------------------------------------------

              7              30/360                                      0.0207                     0.02     Fee Simple
              10             Act/360                                     0.0207                     0.02     Fee Simple
              11             Act/360                                     0.0207                     0.02     Fee Simple
              16             30/360                                      0.0207                     0.02     Fee Simple
              17             Act/360                                     0.0207                     0.02     Fee Simple
              18             Act/360                                     0.0207                     0.02     Fee Simple/Leasehold
              22             Act/360                                     0.0207                     0.02     Fee Simple
              23             Act/360                                     0.0207                     0.02     Fee Simple
              26             Act/360                                     0.0207                     0.02     Fee Simple
              28             Act/360                                     0.0207                     0.02     Fee Simple
              30             Act/360                                     0.0207                     0.02     Fee Simple
              32             Act/360                                     0.0207                     0.02     Fee Simple
              33             Act/360                                     0.0207                     0.02     Fee Simple
              34             Act/360                                     0.0207                     0.02     Fee Simple/Leasehold
              44             Act/360                                     0.0207                     0.02     Fee Simple/Leasehold
              53             Act/360                                     0.0207                     0.02     Fee Simple
              56             Act/360                                     0.0207                     0.02     Fee Simple
              58             Act/360                                     0.0207                     0.02     Fee Simple
              59             Act/360                                     0.0207                     0.02     Fee Simple
              61             Act/360                                     0.0207                     0.02     Fee Simple/Leasehold
              62             Act/360                                     0.0207                     0.02     Fee Simple
              63             Act/360                                     0.0207                     0.02     Fee Simple
              67             Act/360                                     0.0207                     0.02     Fee Simple/Leasehold
              68             Act/360                                     0.0207                     0.02     Fee Simple
              71             Act/360                                     0.0207                     0.02     Fee Simple
              72             Act/360                                     0.0207                     0.02     Fee Simple
              75             Act/360                                     0.0207                     0.02     Fee Simple
              83             Act/360                                     0.0207                     0.02     Fee Simple
              84             Act/360                                     0.0207                     0.02     Fee Simple
              89             Act/360                                     0.0207                     0.02     Fee Simple
              91             Act/360                                     0.0207                     0.02     Fee Simple
              94             Act/360                                     0.0207                     0.02     Fee Simple
              96             Act/360                                     0.0207                     0.02     Fee Simple
              97             Act/360                                     0.0207                     0.02     Fee Simple
              98             Act/360                                     0.0207                     0.02     Fee Simple
             101             Act/360                                     0.0207                     0.02     Fee Simple
             105             Act/360                                     0.0207                     0.02     Fee Simple
             108             Act/360                                     0.0207                     0.02     Fee Simple
             110             Act/360                                     0.0207                     0.02     Fee Simple
             111             Act/360                                     0.0207                     0.02     Fee Simple
             112             Act/360                                     0.0207                     0.02     Fee Simple
             114             Act/360                                     0.0207                     0.02     Fee Simple
             116             Act/360                                     0.0207                     0.02     Fee Simple
             117             Act/360                                     0.0207                     0.02     Fee Simple
             118             Act/360                                     0.0207                     0.02     Fee Simple
             121             Act/360                                     0.0207                     0.02     Fee Simple
             122             Act/360                                     0.0207                     0.02     Fee Simple
             125             Act/360                                     0.0207                     0.02     Fee Simple
             126             30/360                                      0.0207                     0.02     Leasehold
             127             Act/360                                     0.0207                     0.02     Fee Simple
             129             Act/360                                     0.0207                     0.02     Fee Simple
             132             Act/360                                     0.0207                     0.02     Fee Simple
             135             Act/360                                     0.0207                     0.02     Fee Simple
             136             Act/360                                     0.0207                     0.02     Fee Simple
             138             Act/360                                     0.0207                     0.02     Fee Simple
             141             Act/360                                     0.0207                     0.02     Fee Simple
             143             Act/360                                     0.0207                     0.02     Fee Simple
             150             Act/360                                     0.0207                     0.02     Fee Simple
             152             Act/360                                     0.0207                     0.02     Fee Simple
             153             Act/360                                     0.0207                     0.02     Fee Simple
             154             Act/360                                     0.0207                     0.02     Fee Simple
             157             Act/360                                     0.0207                     0.02     Fee Simple
             158             Act/360                                     0.0207                     0.02     Fee Simple
             159             Act/360                                     0.0207                     0.02     Fee Simple
             171             Act/360                                     0.0207                     0.02     Fee Simple
             172             Act/360                                     0.0207                     0.02     Fee Simple
             173             Act/360                                     0.0207                     0.02     Fee Simple
             174             Act/360                                     0.0207                     0.02     Fee Simple
             178             Act/360                                     0.0207                     0.02     Fee Simple
             179             Act/360                                     0.0207                     0.02     Fee Simple
             180             Act/360                                     0.0207                     0.02     Fee Simple
             182             Act/360                                     0.0207                     0.02     Leasehold
             183             Act/360                                     0.0207                     0.02     Fee Simple/Leasehold
             186             Act/360                                     0.0207                     0.02     Fee Simple
             188             Act/360                                     0.0207                     0.02     Fee Simple
             189             Act/360                                     0.0207                     0.02     Fee Simple
             190             Act/360                                     0.0207                     0.02     Fee Simple
             195             Act/360                                     0.0207                     0.02     Fee Simple
             197             Act/360                                     0.0207                     0.02     Fee Simple
             198             Act/360                                     0.0207                     0.02     Fee Simple
             199             Act/360                                     0.0207                     0.02     Fee Simple
             201             Act/360                                     0.0207                     0.02     Fee Simple
             203             Act/360                                     0.0207                     0.02     Fee Simple
             204             Act/360                                     0.0207                     0.02     Fee Simple

     MORTGAGE LOAN NUMBER       MORTGAGE LOAN SELLER               DEFEASANCE              ARD MORTGAGE LOAN
--------------------------------------------------------------------------------------------------------------

              7                         UBS             Defeasance                                 No
              10                        UBS             Defeasance                                 No
              11                        UBS             Defeasance                                 No
              16                        UBS             Defeasance                                 No
              17                        UBS             Defeasance                                 No
              18                        UBS             Defeasance                                 No
              22                        UBS             Defeasance                                 No
              23                        UBS             Defeasance                                 No
              26                        UBS             Defeasance                                 No
              28                        UBS             Defeasance                                 No
              30                        UBS             Defeasance                                 No
              32                        UBS             Defeasance                                 No
              33                        UBS             Defeasance                                 No
              34                        UBS             Defeasance                                 No
              44                        UBS             Defeasance                                 No
              53                        UBS             Defeasance                                 No
              56                        UBS             Defeasance                                 No
              58                        UBS             Yield Maintenance/Defeasance               No
              59                        UBS             Defeasance                                 No
              61                        UBS             Defeasance                                 No
              62                        UBS             Defeasance                                 No
              63                        UBS             Defeasance                                 No
              67                        UBS             Defeasance                                 No
              68                        UBS             Defeasance                                 No
              71                        UBS             Defeasance                                 No
              72                        UBS             Yield Maintenance/Defeasance               No
              75                        UBS             Defeasance                                 No
              83                        UBS             Defeasance                                 No
              84                        UBS             Defeasance                                 No
              89                        UBS             Defeasance                                 No
              91                        UBS             Defeasance                                 No
              94                        UBS             Yield Maintenance                          No
              96                        UBS             Defeasance                                 No
              97                        UBS             Defeasance                                 No
              98                        UBS             Defeasance                                 No
             101                        UBS             Yield Maintenance/Defeasance               No
             105                        UBS             Defeasance                                 No
             108                        UBS             Defeasance                                 No
             110                        UBS             Yield Maintenance/Defeasance               No
             111                        UBS             Yield Maintenance/Defeasance               No
             112                        UBS             Defeasance                                 No
             114                        UBS             Defeasance                                 No
             116                        UBS             Yield Maintenance/Defeasance               No
             117                        UBS             Yield Maintenance/Defeasance               No
             118                        UBS             Yield Maintenance/Defeasance               No
             121                        UBS             Yield Maintenance/Defeasance               No
             122                        UBS             Defeasance                                 No
             125                        UBS             Defeasance                                 No
             126                        UBS             Defeasance                                 No
             127                        UBS             Yield Maintenance/Defeasance               No
             129                        UBS             Yield Maintenance/Defeasance               No
             132                        UBS             Yield Maintenance                          No
             135                        UBS             Yield Maintenance/Defeasance               No
             136                        UBS             Yield Maintenance/Defeasance               No
             138                        UBS             Defeasance                                 No
             141                        UBS             Defeasance                                 No
             143                        UBS             Defeasance                                 No
             150                        UBS             Defeasance                                 No
             152                        UBS             Yield Maintenance/Defeasance               No
             153                        UBS             Yield Maintenance/Defeasance               No
             154                        UBS             Defeasance                                 No
             157                        UBS             Defeasance                                 No
             158                        UBS             Defeasance                                 No
             159                        UBS             Yield Maintenance/Defeasance               No
             171                        UBS             Defeasance                                 No
             172                        UBS             Defeasance                                 No
             173                        UBS             Defeasance                                 No
             174                        UBS             Yield Maintenance/Defeasance               No
             178                        UBS             Defeasance                                 No
             179                        UBS             Defeasance                                 No
             180                        UBS             Defeasance                                 No
             182                        UBS             Defeasance                                 No
             183                        UBS             Defeasance                                 No
             186                        UBS             Defeasance                                 No
             188                        UBS             Defeasance                                 No
             189                        UBS             Defeasance                                 No
             190                        UBS             Yield Maintenance/Defeasance               No
             195                        UBS             Defeasance                                 No
             197                        UBS             Yield Maintenance/Defeasance               No
             198                        UBS             Yield Maintenance/Defeasance               No
             199                        UBS             Defeasance                                 No
             201                        UBS             Yield Maintenance/Defeasance               No
             203                        UBS             Yield Maintenance/Defeasance               No
             204                        UBS             Defeasance                                 No

     MORTGAGE LOAN NUMBER      ANTICIPATED REPAYMENT DATE      ARD SPREAD     CROSS COLLATERALIZED    MORTGAGE LOAN SELLER LOAN ID
------------------------------------------------------------------------------------------------------------------------------------

              7                           N/A                     N/A                  No             11353
              10                          N/A                     N/A                  No             UBS19
              11                          N/A                     N/A                  No             11288
              16                          N/A                     N/A                  No             11352
              17                          N/A                     N/A                  No             10991
              18                          N/A                     N/A             Yes (UBS-UU)        11335
              22                          N/A                     N/A                  No             11299
              23                          N/A                     N/A             Yes (UBS-UU)        11336
              26                          N/A                     N/A             Yes (UBS-UU)        11337
              28                          N/A                     N/A                  No             11339
              30                          N/A                     N/A                  No             UBS108
              32                          N/A                     N/A                  No             11195
              33                          N/A                     N/A                  No             11298
              34                          N/A                     N/A                  No             11325
              44                          N/A                     N/A                  No             11012
              53                          N/A                     N/A                  No             UBS5
              56                          N/A                     N/A                  No             11338
              58                          N/A                     N/A                  No             111495
              59                          N/A                     N/A                  No             11340
              61                          N/A                     N/A                  No             11311
              62                          N/A                     N/A                  No             11344
              63                          N/A                     N/A                  No             11215
              67                          N/A                     N/A                  No             11333
              68                          N/A                     N/A                  No             11294
              71                          N/A                     N/A                  No             112863
              72                          N/A                     N/A                  No             UBS57
              75                          N/A                     N/A                  No             11010
              83                          N/A                     N/A                  No             11341
              84                          N/A                     N/A                  No             11253
              89                          N/A                     N/A                  No             11321
              91                          N/A                     N/A                  No             11342
              94                          N/A                     N/A                  No             11242
              96                          N/A                     N/A                  No             11312
              97                          N/A                     N/A                  No             11293
              98                          N/A                     N/A                  No             11313
             101                          N/A                     N/A                  No             UBS48
             105                          N/A                     N/A                  No             11367
             108                          N/A                     N/A                  No             UBS9
             110                          N/A                     N/A                  No             UBS43
             111                          N/A                     N/A                  No             UBS3
             112                          N/A                     N/A                  No             11213
             114                          N/A                     N/A                  No             11278
             116                          N/A                     N/A                  No             UBS4
             117                          N/A                     N/A                  No             UBS44
             118                          N/A                     N/A                  No             UBS1
             121                          N/A                     N/A                  No             111493
             122                          N/A                     N/A                  No             11277
             125                          N/A                     N/A                  No             UBS24
             126                          N/A                     N/A                  No             UBS100
             127                          N/A                     N/A                  No             UBS2
             129                          N/A                     N/A                  No             UBS34
             132                          N/A                     N/A                  No             11290
             135                          N/A                     N/A                  No             UBS49
             136                          N/A                     N/A                  No             UBS36
             138                          N/A                     N/A                  No             11315
             141                          N/A                     N/A                  No             11163
             143                          N/A                     N/A                  No             UBS10
             150                          N/A                     N/A                  No             11329
             152                          N/A                     N/A                  No             UBS50
             153                          N/A                     N/A                  No             UBS28
             154                          N/A                     N/A                  No             UBS16
             157                          N/A                     N/A                  No             11343
             158                          N/A                     N/A                  No             11281
             159                          N/A                     N/A                  No             UBS32
             171                          N/A                     N/A                  No             11328
             172                          N/A                     N/A              Yes (UBS-O)        11098
             173                          N/A                     N/A                  No             11192
             174                          N/A                     N/A                  No             UBS35
             178                          N/A                     N/A                  No             11232
             179                          N/A                     N/A                  No             11263
             180                          N/A                     N/A              Yes (UBS-O)        11099
             182                          N/A                     N/A                  No             11179
             183                          N/A                     N/A              Yes (UBS-B)        11318
             186                          N/A                     N/A              Yes (UBS-B)        11259
             188                          N/A                     N/A                  No             11282x
             189                          N/A                     N/A                  No             11248
             190                          N/A                     N/A                  No             UBS26
             195                          N/A                     N/A                  No             11282a
             197                          N/A                     N/A                  No             UBS27
             198                          N/A                     N/A                  No             UBS51
             199                          N/A                     N/A                  No             11282d
             201                          N/A                     N/A                  No             UBS55
             203                          N/A                     N/A                  No             UBS58
             204                          N/A                     N/A                  No             11247

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

               (i) Mortgage Loan Schedule. The information pertaining to such
     Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in September 2006 (or, if the
     Mortgage Loan does not have a Due Date in September 2006, then as of the
     Cut-off Date).

               (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the
     Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage
     Loan.

               (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage
     Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note,
     Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such
     Mortgage Loan to the Trustee (except in the case of a Loan Combination, which may, pursuant to the related Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the
     Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such
     Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

               (v) Loan Document Status. Each of the related Mortgage Note,
     Mortgage(s), Assignment(s) of Leases, if separate from the related
     Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding

                                        1

     obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B)
     certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument.
     Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; and (C) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, the related Mortgagor or such other Person may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

               (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph
     (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related
     Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan.

               (vii) Assignments. The assignment of the related Mortgage(s) and
     Assignment(s) of Leases to the Trustee (or, in the case of an Outside
     Serviced Trust Mortgage Loan, to the related Outside Trustee) constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity
     (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration

                                        2

     by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

               (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon
     (other than any tenant owned improvements), which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following
     (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable;
     (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a pro forma title policy or title policy commitment); (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject, (E) the rights of tenants
     (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment);
     and (G) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage
     Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Trust
     Mortgage Loan that is part of a Loan Combination, such Mortgage also secures the other mortgage loan(s) in such Loan Combination. With respect to such Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged
     Property, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged
     Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

                                        3

               (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the related Due Date in September 2006 (or, if the Mortgage Loan does not have a Due Date in September 2006, then prior to the Cut-off Date) became due and payable in respect of, and materially affect, any related Mortgaged
     Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged Property and could constitute liens on the subject
     Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related
     Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

               (x) No Material Damage. As of the date of origination of such
     Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing
     Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, (and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

               (xi) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related
     Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, if such Mortgage Loan is part of a Loan Combination, in the original principal amount of such Loan
     Combination) after all advances of principal, subject only to Permitted
     Encumbrances and, in the case of a Trust Mortgage Loan that is part of a
     Loan Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust Mortgage Loan(s) (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy;
     such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee
     (or, in the case of an Outside Serviced Trust Mortgage Loan, the benefit of the related Outside Trustee) as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance; and neither the Seller nor any Affiliate of the
     Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant

                                        4

     jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related
     Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

               (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where a tenant under a lease is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of
     (1) 100% of the full insurable value of the improvements located on such
     Mortgaged Property and (2) the outstanding principal balance of such
     Mortgage Loan or the portion thereof allocable to such Mortgaged Property),
     (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a
     Mortgaged Property located in the State of California or in "seismic zone"
     3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related
     Mortgagor (except where a tenant under a lease is permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of Property
     Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A),
     (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least
     "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration

                                        5

     of the related Mortgaged Property or payment of amounts due under such
     Mortgage Loan. Notwithstanding anything to the contrary in this paragraph
     (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then: (A)
     either a seismic assessment was conducted with respect to the related
     Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule
     I-xii attached hereto is true and correct in all material respects.

               (xiii) No Material Defaults. Other than payments due but not yet
     30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage
     Note, the related Mortgage or other loan documents relating to such
     Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or (B)
     with respect to which the Seller has no actual knowledge. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

               (xiv) No Payment Delinquency. As of the Closing Date, such
     Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly
     Payment.

               (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and such
     Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage
     Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

               (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage
     Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such
     Loan Combination, as applicable).

                                        6

               (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.
     Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the
     REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage
     Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A)
     would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 1.1001-3, (B) would cause such
     Mortgage Loan not to be a "qualified mortgage" within the meaning of
     Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
     thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such
     Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

               (xviii) Prepayment Consideration. Prepayment Premiums and Yield
     Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

               (xix) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's
     Affiliates with respect to each related Mortgaged Property during the
     12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s)
     referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);
     all of such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation,
     (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

          The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner

                                        7

     which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related
     Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property)
     paid, suffered or incurred by such mortgagee resulting from such
     Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B)
     environmental insurance has been obtained. If such Mortgage Loan is a
     Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

          The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under
     CERCLA or any other applicable federal, state or local environmental law.
     The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

               (xx) Realization Against Real Estate Collateral. The related
     Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph
     (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

               (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the
     Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

               (xxii) Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

               (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization, unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

                                        8

               (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

               (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if, without the prior written consent of the mortgagee or
     Rating Agency confirmation that an Adverse Rating Event with respect to any
     Class of Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and except in the case of a Trust
     Mortgage Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan
     Combination), and except for the respective Mortgage Loans secured by the
     Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing (except that each
     Mortgaged Property securing a Trust Mortgage Loan that is part of a Loan
     Combination also secures the other mortgage loan(s) in such Loan
     Combination); however, if the related Mortgaged Property is listed on
     Schedule I, certain direct controlling equity holders in the related
     Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

               (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related
     Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers.

               (xxvii) Mortgagor Concentration. No Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, represents more than 5% of the Initial Pool Balance.

               (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A)
     and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument.

                                        9

               (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

               (xxx) Property Release. The terms of the related Mortgage Note,
     Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company
     Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 125% of the amount of such Mortgage
     Loan allocated to the related Mortgaged Property subject to the release or
     (E) the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

               (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by such originator in the origination of comparable mortgage loans with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related
     Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the
     Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such
     Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such
     Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi)
     above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

               (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements and rent rolls of each related
     Mortgaged Property. If such Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements and rent rolls on a quarterly basis.

               (xxxiii) Single Purpose Entity. If such Mortgage Loan has a
     Cut-off Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance

                                       10

     greater than $5 million and less than $25 million, then the related
     Mortgagor is obligated by its organizational documents and/or the related
     Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such
     Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the
     Mortgaged Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged
     Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged
     Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such Mortgage
     Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such
     Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off
     Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

               (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related
     Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related
     Mortgage Note.

               (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

               (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such
     Mortgage Loan to the extent necessary to ensure the enforceability of such
     Mortgage Loan.

               (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                                       11

               (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage
     Loans in the Trust Fund, except that a Trust Mortgage Loan that is part of a Loan Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee (or, in the case of an Outside Serviced Trust
     Mortgage Loan, to the related Outside Trustee).

               (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal
     Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

               (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related
     Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided,
     (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

               (xli) Escrows. All escrow deposits and payments relating to such
     Mortgage Loan are under control of the Seller or the servicer of such
     Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, to the related Outside
     Trustee) all of its right, title and interest in and to such amounts.

               (xlii) Licenses, Permits and Authorizations. The related
     Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

               (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage
     Loan have been in all respects legal and have met customary industry standards.

                                       12

               (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph (xlv), such Mortgage Loan is secured in whole or material part by a fee simple interest.

               (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A)  such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related
                    Mortgage or, if consent of the lessor thereunder is
                    required, it has been obtained prior to the Closing Date;

               (B)  upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such
                    Ground Lease is assignable to the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, to the related
                    Outside Trustee) without the consent of the lessor
                    thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, by the related Outside Trustee) and its successors without a
                    need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the
                    Closing Date or may not be unreasonably withheld);

               (C)  such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage
                    Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D)  unless otherwise set forth in such Ground Lease, such Ground
                    Lease does not permit any increase in the amount of rent
                    payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E)  such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the
                    Closing Date, such Ground Lease is in full force and effect;
                    to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F)  such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee
                    under such Mortgage Loan from the lessor, further provides

                                       13

                    either (1) that no notice of termination given under such
                    Ground Lease is effective against such mortgagee unless a
                    copy has been delivered to the mortgagee in the manner
                    described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the
                    lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G)  based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority
                    with, the related Mortgage, other than the related ground
                    lessor's related fee interest and any Permitted
                    Encumbrances;

               (H)  the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under
                    such Ground Lease (not less than the time provided to the
                    related lessee under such Ground Lease to cure such default)
                    before the lessor thereunder may terminate or cancel such
                    Ground Lease;

               (I)  such Ground Lease has a currently effective term (including any options exercisable by the holder of the related
                    Mortgage) that extends not less than 20 years beyond the
                    Stated Maturity Date of the related Mortgage Loan;

               (J)  under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage
                    Loan from the lessor and the related Mortgage Loan
                    documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with
                    respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the
                    mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent
                    commercial mortgage lender), or to the payment of the
                    outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

               (K)  such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially
                    unreasonable by a prudent commercial mortgage lender;

               (L)  upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to
                    enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the
                    mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground

                                       14

                    Lease following notice thereof from the lessor; and

               (M)  the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled,
                    subordinated or rescinded in any manner which materially
                    interferes with the security intended to be provided by such
                    Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

               (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right
     (subject to the limitations and exceptions set forth in paragraph (v)
     above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

               (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related
     Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

               (xlviii) Defeasance. If such Mortgage Loan is a Defeasance
     Mortgage Loan, the related Mortgage Loan documents require the related
     Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section
     1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage
     Loan, if any, that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm)
     certify that the Defeasance Collateral is sufficient to make such payments,
     (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the
     Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, the related Outside Trustee) has a perfected security interest in such
     Defeasance Collateral prior to any other claim or interest.

               (xlix) Primary Servicing Rights. Except with respect to the
     Outside Servicers, no Person has been granted or conveyed the right to primary service such Mortgage Loan or

                                       15

     receive any consideration in connection therewith except (A) as contemplated in the Pooling and Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the Master Servicer, or (C) as has been terminated.

               (l) Mechanics' and Materialmen's Liens. As of origination, (A)
     the related Mortgaged Property is free and clear of any and all mechanics'
     and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related
     Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered the related Mortgaged
     Property since origination that have not been released, bonded, insured against or escrowed for.

               (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the sixth day, the tenth day or the eleventh day of each month.

               (lii) Assignment of Leases. Subject only to Permitted
     Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage
     Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

               (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

               (liv) No Ownership Interest in Mortgagor. The Seller has no
     ownership interest in the related Mortgaged Property or the related
     Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

               (lv) No Undisclosed Common Ownership. To the Seller's knowledge, except where multiple properties secure an individual Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized and, except as listed on Schedule I no two properties securing Mortgage Loans are directly or indirectly under common ownership.

               (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

                                       16

               (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

               (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD
     Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

               (A)  the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B)  such Mortgage Loan provides that from the related
                    Anticipated Repayment Date through the maturity date for
                    such Mortgage Loan, all excess cash flow (net of normal
                    monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged
                    Property, amounts due for reserves established under such
                    Mortgage Loan, and payments for any other expenses,
                    including capital expenses, related to such Mortgaged
                    Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan;

               (C)  no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done
                    so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited
                    directly into a designated account controlled by the
                    mortgagee under such Mortgage Loan; and

               (D)  the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the
                    passage of its Anticipated Repayment Date.

               (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and
     such appraisal satisfied either (A) the requirements of the "Uniform
     Standards of Professional Appraisal Practice" as adopted by the Appraisal
     Standards Board of the Appraisal Foundation, or (B) the guidelines in Title
     XI of the Financial Institutions Reform, Recovery and Enforcement Act of
     1989, in either case as in effect on the date such Mortgage Loan was originated.

                                       17

                                   SCHEDULE I

                                 LB-UBS 2006-C6

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

CONTROL NO.      REPRESENTATION              PROPERTY                        ISSUE
-----------      --------------              --------                        -----

158           (v)                    3825 Del Amo               The loan is full recourse.

94            Loan Document          Floor Decor
              Status
89                                   Tropic Venture

34            (v)                    Oak Park and Spring Lake   The loan is full recourse for
                                     Portfolio                  $8,000,000.
              Loan Document
              Status

4             (v)                    Westfield Chesterfield     There is no indemnity and
                                                                guaranty for nonrecourse
                                                                carveouts by any guarantor.
              Loan Document          Chapel Hill Mall
7             Status
                                     Midland Mall
16
                                     All Citizens Loans
72, 101,
110, 117,
129, 135,
136, 152,
153, 174,
190, 197,
198, 201,
203
                                     Walgreens-Humble
111
                                     Walgreens-San Antonio

                                     Walgreens-Gessner
116

118                                  Walgreens-Huffmeister

127                                  5024 Pelham Road

                                     Sch I-1

CONTROL NO.      REPRESENTATION              PROPERTY                        ISSUE
-----------      --------------              --------                        -----

58                                   3300 Tenth Street

121

22            (v)                    Sylmar Square              The loan is fully recourse if
                                                                one of the principals, Juri
              Loan Document Status                              Ripinsky, is involved in any
                                                                decisions made by the borrower
                                                                or obtains any control rights
                                                                with respect to the borrower
                                                                without first obtaining lender
                                                                consent. Mr. Ripinsky was
                                                                previously convicted of bank
                                                                fraud.

122           (v)                    Holiday Inn - Houghton     The loan is fully recourse
                                                                with respect to the loss of
              Loan Document          Comfort Inn-King of        the hotel flag.
62            Status                 Prussia

                                     Hampton Inn-Murfreesboro

91                                   Holiday Inn Express-
                                     Superior

114                                  Hampton Inn-Eau Claire

91

138           (v)                    Walgreens-Horn Lake        The loan is recourse for
                                                                losses with respect to the
              Loan Document          Walgreens-Reading          violation of the radius
84            Status                                            restriction clause in the
                                                                Walgreen's lease. any loss or
                                                                damage as a result of any
                                                                uninsured work at the property
                                                                or the failure of Walgreen's
                                                                to rebuild or restore due to a
                                                                claim that the casualty was
                                                                not required to be insured
                                                                under the lease. In addition,
                                                                with respect to the
                                                                Walgreens-Reading Loan, the
                                                                loan is fully recourse until
                                                                an estoppel is received from
                                                                Walgreen's stating that all
                                                                punch list items have been
                                                                completed.

                                     Sch I-2

32            (v)                    Kohl's Herndon             The loan is recourse in
                                                                connection with losses due to
              Loan Document Status                              the failure of certain
                                                                construction contracts to be
                                                                collaterally assigned to the
                                                                lender, the failure of Kohl's
                                                                to rebuild or restore due to a
                                                                claim that the casualty was
                                                                not required to be insured
                                                                under the lease, the
                                                                termination of the Kohl's
                                                                lease due to a partial
                                                                condemnation and the violation
                                                                of radius restrictions in the
                                                                Kohl's lease.

4             (v)                    Westfield Chesterfield     A natural person did not
                                                                provide the guaranty for
              Loan Document          Chapel Hill Mall           nonrecourse carveouts.
7             Status
                                     Midland Mall
16
                                     All Citizens Loans
72, 101,
110, 117,
129, 135,
136, 152,
153, 174,
190, 197,
198, 201,
203                                  Walgreens-Humble

111                                  Walgreens-San Antonio

116                                  Walgreens-Gessner

118                                  Walgreens-Huffmeister

127                                  5024 Pelham Road

                                     3300 Tenth Street

58                                   Reckson Portfolio

121                                  1155 Avenue of the
                                     Americas

17

44                                   Rite Aid-Elko

                                     Holiday Inn Express
                                     Langhorn-Oxford Valley
126

                                     Sch I-3

71

157           (v)                    Indian Lake                The loan is recourse for any
                                                                losses as a result of the loss
              Loan Document                                     of access to the property at
              Status                                            one access point due to the
                                                                fact that such access point
                                                                encroaches on an adjacent
                                                                property.

97            (v)                    Eckerd Portfolio-Wilson    The loan is recourse for
                                     and Cambridge              losses with respect to the
              Loan Document Status                              violation of the radius
                                                                restriction clause in the
                                                                Eckerd lease and recourse, up
                                                                to the allocated loan amount,
                                                                if Eckerd terminates is lease
                                                                as a result of a condemnation.

28            (v)                    Atlantic Place             The loan is fully recourse to
                                                                Dr. David Lee for all loan
              Loan Document Status                              proceeds in excess of
                                                                $13,846,000, subject to the
                                                                release of such recourse
                                                                provisions pursuant to the
                                                                related loan documents.

18            (v)                    7080 Hollywood Boulevard   The loan is fully recourse
                                                                until current tenant executes
              Loan Document Status                              a new lease or a satisfactory
                                                                replacement tenant executes a
                                                                new lease.

26            (v)                    Twin Towers Dallas         Each loan is fully recourse
                                                                until the debt service
23            Loan Document Status   Atrium-Plano               coverage ratio of each loan
                                                                calculated on an actual/360
                                                                basis for the trailing twelve
                                                                month period is 1.25x.

                                                                In addition, the Atrium-Plano
                                                                loan is fully recourse until
                                                                one of the largest tenants
                                                                executes a renewal lease or
                                                                new lease is executed with a
                                                                satisfactory replacement
                                                                tenant and a term of at least
                                                                5 years.

N/A           (v)                    All Properties             With respect to the
                                                                nonrecourse carveout guarantee
              Loan Document Status                              concerning fraud, certain of
                                                                the guarantors have only
                                                                agreed to be liable in
                                                                connection with and to the
                                                                extent of any material fraud
                                                                or material intentional fraud
                                                                or material misrepresentations
                                                                or material intentional
                                                                misrepresentation by the
                                                                related mortgagor.

                                     Sch I-4

                                                                With respect to the
                                                                nonrecourse carveout covering
                                                                misapplication or
                                                                misappropriation, some
                                                                guarantors have agreed to
                                                                cover "misapplication or
                                                                conversion" or
                                                                "misappropriation or
                                                                conversion" and some such
                                                                non-recourse carve-outs apply
                                                                only during the continuance of
                                                                an event of default.

                                                                Certain of the loans are
                                                                recourse in limited
                                                                circumstances.

17            (viii)                 Reckson Portfolio          The mortgage loan is a
                                                                subordinate B-2 Note secured
              First Lien                                        by a mortgaged property which
                                                                also secures two more senior
                                                                notes.

11            (viii)                 Tindeco Wharf              The mortgage loan is
                                                                structured as an indemnity
              First Lien                                        deed of trust.

17            (xi)                   Reckson Portfolio          The mortgage loan is a
                                                                subordinate B-2 Note secured
              Title Insurance                                   by a mortgaged property which
                                                                also secures two more senior
                                                                notes.

173           (xi)                   Stonegate
                                                                The Louisiana Department of
              Title Insurance                                   Transportation provided notice
                                                                to the borrower that it may
                                                                take a portion of the property
                                                                by eminent domain and pay the
                                                                borrower approximately $25,000
                                                                for such portion of the
                                                                property. The borrower has
                                                                covenanted in the loan
                                                                documents to use such funds to
                                                                restore the property.

68            (xii)                  Trump International        The loan documents require
                                     Hotel & Tower              that either the condominium
              Property Insurance                                association or the borrower
                                                                carries the required
                                                                insurance.

72, 101,      (xii)                  All Citizens Loans         Tenant self insures.
110, 117,
129, 135,     Property Insurance
136, 152,
153, 174,
190, 197,
198, 201,

                                     Sch I-5

203

143                                  Walgreens-Battleboro

                                     Walgreens-Glendora
108
                                     Walgreens-Daphne

171                                  Walgreens-Wake Forest

150                                  Walgreens-Reading

                                     Walgreens-Humble

84                                   Walgreens-San Antonio

111
                                     Walgreens-Gessner
116
                                     Walgreens-Huffmeiser

118                                  Walgreens-Horn Lake

127

138

                                     Sch I-6

              (xii)                  Walgreens-Vermont          Business interruption
                                                                insurance is not required
              Property Insurance     Walgreens-New Jersey       because rent does not abate in
                                                                the event of a casualty.
                                     Walgreens-Daphne

                                     Walgreens-Wake Forest

150                                  Walgreens-Reading

                                     Walgreens-Humble

84                                   Walgreens-San Antonio

111                                  Walgreens-Gessner

116                                  Walgreens-Huffmeiser

118                                  Walgreens-Horn Lake

127

138

72, 101,      (xii)                  All Citizens Loans         A $6,000,000 environmental
110, 117,                                                       reserve was created by the
129, 135,     Property Insurance                                tenant at the time the
136, 152,                                                       properties were acquired to
153, 174,                                                       cover certain potential
190, 197,                                                       remediation costs at certain
198, 201,                                                       properties. The borrower may
203                                                             perform Phase II testing on
                                                                certain properties to
                                                                determine whether any such
                                                                remediation is necessary. In
                                                                addition, an environmental
                                                                insurance policy was purchased
                                                                on behalf of the borrowers to
                                                                cover potential remediation
                                                                costs.

                                     Sch I-7

32            (xii)                  Kohl's Herndon             The insurance is maintained by
                                                                Kohl's with respect to the
              Property Insurance                                Kohl's building. The Branch
                                                                Banking and Trust building is
                                                                owned by the tenant and the
                                                                borrower has no interest
                                                                therein.

125           (xii)                  Veronica's Medical Arts    The excess liability insurance
                                     Building                   provider does not meet the
              Property Insurance                                insurance rating requirements
                                                                but is permitted to provide
                                                                coverage until the earlier of
                                                                the policy renewal date or a
                                                                downgrade of such carrier.

33            (xii)                  100 Franklin Street        Only 12 months of business
                                                                interruption insurance, with
              Property Insurance                                a 3 month extended period of
                                                                indemnity, is required. Upon
                                                                renewal, an 18 month policy,
                                                                with a 6 month extended period
                                                                of indemnity, is required.

N/A           (xii)                  Certain Properties,        The business interruption
                                                                policy is in an amount
              Property Insurance                                sufficient to provide proceeds
                                                                which will cover the actual
                                                                loss of income sustained
                                                                during the actual period of
                                                                restoration.

N/A           (xii)                  All Properties             With respect to certain
                                                                mortgage loans, the lender
              Property Insurance                                accepted comprehensive
                                                                liability insurance in an
                                                                amount less than that required
                                                                by the loan documents,
                                                                provided, however, that all
                                                                the mortgage loans provide a
                                                                primary general liability
                                                                policy of at least $1,000,000
                                                                per occurrence with $2,000,000
                                                                in the aggregate. This
                                                                exception does not apply to
                                                                Westfield Chesterfield, Chapel
                                                                Hill Mall and Redwood
                                                                Portfolio I.

72, 101,      (xvi)                  All Citizens Loans         The borrowers are permitted to
110, 117,                                                       procure mezzanine debt subject
129, 135,     Subordinate Debt                                  to the terms of the loan
136, 152,                                                       documents.
153, 174,
190, 197,
198, 201,
203

                                     Sch I-8

22                                   Sylmar Square

111                                  Walgreens-Humble

116                                  Walgreens-San Antonio

118                                  Walgreens-Gessner

127                                  Walgreens-Huffmeister

58                                   5024 Pelham Road

121                                  3300 Tenth Street

                                     Indigo Springs

30

N/A           (xvi)                  All Properties             The loan documents allow the
                                                                borrower to incur certain
              Subordinate Debt                                  trade payables and equipment
                                                                financing up to a
                                                                predetermined amount, which is
                                                                generally less than or equal
                                                                to 5% of the loan amount.

4             (xix)                  Westfield-Chesterfield     There is no natural person
                                                                who is an indemnitor under the
              Environmental          Chapel Hill Mall           environmental indemnity
              Conditions                                        agreement.
7                                    Midland Mall

16                                   All Citizens Loans

72, 101,
110, 117,
129, 135,
136, 152,
153, 174,
190, 197,
198, 201,
203

111                                  Walgreens-Humble

116                                  Walgreens-San
                                     Antonio

118                                  Walgreens-Gessner

                                     Sch I-9

                                     Walgreens-Huffmeister

127                                  5024 Pelham Road

58                                   3300 Tenth Street

121                                  Hamden Village

67                                   Toluca Medical

53                                   Reckson Portfolio

17                                   1155 Avenue of the
                                     Americas

44                                   Rite Aid-Elko

126                                  Holiday Inn Express
                                     Langhorn-Oxford Valley

71

72, 101,      (xix)                  All Citizens Loans         A $6,000,000 environmental
110, 117,                                                       reserve was created by the
129, 135,     Environmental                                     tenant at the time the
136, 152,     Conditions                                        properties were acquired to
153, 174,                                                       cover certain potential
190, 197,                                                       remediation costs at certain
198, 201,                                                       properties. The borrower may
203                                                             perform Phase II testing on
                                                                certain properties to
                                                                determine whether any such
                                                                remediation is necessary. In
                                                                addition, an environmental
                                                                insurance policy was purchased
                                                                on behalf of the borrowers to
                                                                cover potential remediation
                                                                costs.

17            (xxiv)                 Reckson Portfolio          The mortgage loan is part of a
                                                                loan combination secured by
44            Whole Loan             1155 Avenue of the         the related mortgaged property
                                     Americas                   and, with respect to the
                                                                Reckson Portfolio Loan, is a
                                                                subordinate note.

4             (xxv)                  Westfield-Chesterfield     The borrowers are permitted to
                                                                procure mezzanine debt subject
7             Due-on-Encumbrance     Chapel Hill Mall           to the terms of the loan
                                                                documents.
                                     Midland Mall
16
                                     All Citizens Loans

72, 101,

                                    Sch I-10

110, 117,
129, 135,
136, 152,
153, 174,
190, 197,
198, 201,
203
                                     Walgreens-Humble
111
                                     Walgreens-San Antonio
116
                                     Walgreens-Gessner

118                                  Walgreens-Huffmeister

127                                  5024 Pelham Road

                                     3300 Tenth Street
58
                                     Sylmar Square
121

22

72, 101,      (xxv)                  All Citizens Loans         Future mezzanine debt is
110, 117,                                                       permitted subject to certain
129, 135,     Due-on-Encumbrance                                conditions including a
136, 152,                                                       combined debt service coverage
153, 174,                                                       ratio of 1.00x or greater and
190, 197,                                                       a combined loan to value ratio
198, 201,                                                       of 95% or less.
203

30            (xxv)                  Indigo Springs             In the event of a sale of the
                                                                property to an unaffiliated
              Due-on-Encumbrance                                third party, the sole member
                                                                of the new transferee is,
                                                                under certain circumstances,
                                                                entitled to borrow mezzanine
                                                                financing, subject to the
                                                                restrictions contained in the
                                                                mortgage.

N/A           (xxv)                  All Properties             The loan documents allow the
                                                                borrower to incur certain
              Due-on-Encumbrance                                trade payables and equipment
                                                                financing up to a
                                                                predetermined amount, which is
                                                                generally less than or equal
                                                                to 5% of the loan amount.

                                                                Interests in borrower may be
72, 101,      (xxvi)                 All Citizens Loans         transferred to any entity in
                                                                which UBS Real Estate

                                    Sch I-11

110, 117,                                                       Investments Inc. ("UBSREI") or
129, 135,     Due-on-Sale                                       UBS AG (or any of their
136, 152,                                                       respective affiliates) holds
153, 174,                                                       any interests or investment in
190, 197,                                                       and to any entity in which
198, 201,                                                       UBSREI or UBS AG is merged
203                                                             into or consolidated with.

                                                                Additionally, UBSREI may,
111                                  Walgreens-Humble           without the consent of lender,
                                                                transfer or assign, or cause
116                                  Walgreens-San Antonio      the transfer or assignment of,
                                                                all or any portion of the
                                     Walgreens-Gessner          direct or indirect interests
118                                                             in borrower or may permit a
                                     Walgreens-Huffmeister      transfer, directly or
127                                                             indirectly, of any direct or
                                     5024 Pelham Road           indirect interest in UBSREI or
                                                                borrower, to (x) any fund
58                                   3300 Tenth Street          advised by UBSREI or an
                                                                "affiliate" of UBSREI, or (y)
121                                                             any other entity as long as,
                                                                in the case of this clause (y)
                                                                only, UBSREI, an affiliate of
                                                                UBSREI, or a fund advised by
                                                                UBSREI or an affiliate of
                                                                UBSREI either directly or
                                                                indirectly (1) "controls" such
                                                                entity or (2) is empowered to
                                                                conduct, (or directly or
                                                                indirectly controls an entity
                                                                that is empowered to conduct),
                                                                all day-to-day management of
                                                                the Mortgaged Property and,
                                                                subject to obtaining the
                                                                consent of other persons or
                                                                entities that may have an
                                                                interest therein, has the
                                                                right to participate in (or
                                                                directly or indirectly
                                                                controls an entity that has
                                                                the right to participate in),
                                                                all day-to-day management of
                                                                the Mortgaged Property.

                                                                Additionally, nothing in the
                                                                loan documents restricts the
                                                                right of UBSREI to engage in
                                                                repurchase transactions or any
                                                                pledge, hypothecation, or
                                                                re-hypothecation transaction
                                                                with respect to its indirect
                                                                ownership of the partnership
                                                                interests in borrower.

                                                                With respect to the Citizens
                                                                Loans there has been an
                                                                pre-approved transfer in
                                                                change of control to (i)
                                                                Citizens Bank and its
                                                                affiliates pursuant to rights
                                                                of first offer under the
                                                                leases, (ii) American Financial
                                                                Realty Trust and its
                                                                affiliates

                                    Sch I-12

                                                                pursuant to the right of first
                                                                offer provisions in the
                                                                organizational documents of
                                                                the borrower or its affiliates
                                                                and (iii) to entities owned
                                                                and controlled by any one of
                                                                the following or any
                                                                affiliates of any such
                                                                entities: Nicholas Schorsch,
                                                                William Kahane or GF Capital,
                                                                pursuant to the loan
                                                                documents.

72, 101,      (xxvi)                 All Citizens Loans         Certain transfers of interests
110, 117,                                                       in the borrower, including
129, 135,     Due-on-Sale                                       transfers of controlling
136, 152,                                                       interests and/or certain
153, 174,                                                       transfers of the property to
190, 197,                                                       pre-approved persons or
198, 201,                                                       entities, in either case
203                                                             without the consent of the
                                                                mortgagee, provided certain
                                                                conditions have been
                                                                satisfied.

30            (xxvi)                 Indigo Springs             GEBAM, Inc. (an entity owned
                                                                by GE) has the right to
              Due-on-Sale                                       purchase the interest in the
                                                                borrower held by Paul Mashni
                                                                and/or Robert Ufer without
                                                                consent or payment of an
                                                                assumption fee, provided the
                                                                borrower structure must
                                                                conform to a typical conduit
                                                                structure and if there is a
                                                                change in day to day effective
                                                                control a substitute guarantor
                                                                must be provided for the
                                                                obligation of the key
                                                                principals under the carve-out
                                                                guaranty and the hazardous
                                                                substance indemnity agreement.
                                                                GEBAM, Inc. may transfer its
                                                                interests to another GE
                                                                affiliate. Paul Mashni and
                                                                Robert Ufer's interests may be
                                                                transferred to an affiliate of
                                                                Paul Mashni and/or Robert
                                                                Ufer. Paul Mashni has the
                                                                right to purchase the interest
                                                                in the borrower held by GEBAM,
                                                                Inc., without consent or
                                                                payment of an assumption fee,
                                                                provided the borrower
                                                                structure must conform to a
                                                                typical conduit structure, and
                                                                provided there is no change in
                                                                the day to day control of the
                                                                borrower.

188           (xxvi)                 Family Dollar Portfolio    In each deal, George
                                                                Novogroder may transfer his
              Due-on-Sale                                       interest in the borrower the
                                                                benefit of immediate family
                                                                members or trusts for the
                                                                benefit of immediate family

                                           Sch I-13

                                                                members, and in the case of
                                                                transfers of interest, which
                                                                in the aggregate, equal or
                                                                exceed 20% at the time of such
                                                                transfer the borrower will
                                                                comply with certain due
                                                                diligence requirements with
                                                                respect to the transferee as
                                                                set forth in the loan
                                                                documents.

32            (xxvi)                 Kohl's Herndon             The interests in the trustor
                                                                held by the beneficiary of the
              Due-on-Sale                                       Trust f/b/o Robin Rocks
                                                                Carlough dated 8/17/89 and of
                                                                the Trust f/b/o Suzanne R.
                                                                Gray dated 8/24/93 and of the
                                                                Trust f/b/o Nicholas P.H.
                                                                Rocks dated 1/1/2000 may be
                                                                transferred to the children or
                                                                grandchildren, or trusts or
                                                                limited liability companies
                                                                established for their sole
                                                                benefit, and in the case of
                                                                transfers of interests which
                                                                in the aggregate, equal or
                                                                exceed 20% at the time of such
                                                                transfer, trustor is required
                                                                to comply with certain due
                                                                diligence requirements with
                                                                respect to the transferee as
                                                                set forth in the loan
                                                                documents.

132           (xxvi)                 Safeguard Self Storage     The tenants-in-common may
                                                                transfer their interests to S.
              Due-on-Sale                                       Kaplan subject to certain
                                                                conditions set forth in the
                                                                loan documents.

N/A           (xxvi)                 All Properties             Most of the loan documents
                                                                provide that transfers of
              Due-on-Sale                                       direct and/or indirect
                                                                interest in the related
                                                                mortgagor and/or the related
                                                                mortgaged property upon the
                                                                death of any natural person
                                                                which holds such interest(s)
                                                                will not constitute a transfer
                                                                of direct and/or indirect
                                                                interest in mortgagor and/or
                                                                mortgaged property so long as,
                                                                among other things as set
                                                                forth in loan documents: (i)
                                                                all of the direct and/or
                                                                indirect interests of such
                                                                decedent in the mortgagor
                                                                and/or the mortgaged property
                                                                are held and remain the
                                                                property of the legal
                                                                representative of such
                                                                decedent's estate; (ii) the
                                                                mortgaged property continues
                                                                to be managed in a manner
                                                                acceptable to the mortgagee
                                                                and

                                           Sch I-14

                                                                (iii) within thirty (30) days
                                                                of such death, mortgagor
                                                                delivers notice thereof to the
                                                                mortgagee and thereafter
                                                                provides the mortgagee with
                                                                such information as may be
                                                                reasonably requested by the
                                                                mortgagee as to the continued
                                                                management of the mortgaged
                                                                property.

72, 101,      (xxix)                 All Citizens Loans         Only a portion of the
110, 117,                                                       properties with respect to
129, 135,     Inspection                                        these loans were inspected..
136, 152,
153, 174,
190, 197,
198, 201,
203

72, 101,      (xxx)                  All Citizens Loans         The loan documents for these
110, 117,                                                       loans permit partial
129, 135,     Property Release                                  defeasance on a
136, 152,                                                       property-by-property basis by
153, 174,                                                       providing defeasance
190, 197,                                                       collateral of 100% of the
198, 201,                                                       allocated loan amount for the
203                                                             property being released.

72, 101,      (xxxi)                 All Citizens Loans         Seller did not perform full
110, 117,                                                       due diligence with respect to
129, 135,     Qualifications;                                   the compliance of all
136, 152,     Licensing; Zoning                                 properties in respect of these
153, 174,                                                       loans with applicable laws,
190, 197,                                                       zoning ordinances and the like
198, 201,                                                       since all such compliance is
203                                                             the responsibility of the
                                                                tenants of such properties,
                                                                which tenants are investment
                                                                grade.

188A2         (xxxi)                 500 West 5th Avenue        The certificate of occupancy
                                                                could not be located but the
              Qualifications;                                   loan is recourse to the key
              Licensing; Zoning                                 principal for any loss, cost
                                                                or damages incurred by lender
                                                                as a result of the absence of
                                                                a certificate of occupancy.

188           (xxxi)                 Family Dollar Portfolio    With respect to the stores in
                                                                the Family Dollar Portfolio
              Qualifications;                                   other than the store in Gary,
              Licensing; Zoning                                 Indiana, according to zoning
                                                                code for the City of Chicago,
                                                                no certificate of occupancy is
                                                                required because the
                                                                improvements on the properties
                                                                were

                                           Sch I-15

                                                                constructed before 1992 and a
                                                                new certificate of occupancy
                                                                is only required post-1992 if
                                                                work is performed under a
                                                                single building permit for a
                                                                cost of more than $400,000.
                                                                The borrower has represented
                                                                that no such work was
                                                                performed. In each case, the
                                                                mortgage loan is recourse to a
                                                                principal of the borrower for
                                                                any loss, cost or damage due
                                                                to the absence of a
                                                                certificate of occupancy.

141           (xxxi)                 Access Self Storage        The property at 3423 Marvin
                                                                Love Freeway does not have a
              Qualifications;                                   certificate of occupancy
              Licensing; Zoning                                 because of work required to a
                                                                retaining wall. According to
                                                                information from the borrower,
                                                                the city has approved plans
                                                                for the repair of the wall and
                                                                the lender has a holdback for
                                                                the cost of the work which is
                                                                required to be completed
                                                                within 180 days of the date of
                                                                the closing of the loan. The
                                                                holdback is not released until
                                                                the work is completed and a
                                                                permanent certificate of
                                                                occupancy has been obtained.

33            (xxxi)                 100 Franklin Street        Certificates of occupancy were
                                                                only available for the Boston
              Qualifications;                                   Stock Exchange and JCI (the
              Licensing; Zoning                                 two biggest tenants). No
                                                                others were available in the
                                                                city's files, which was
                                                                inspected by hand. The
                                                                borrower is obligated to cause
                                                                the remaining tenants to
                                                                obtain certificates of
                                                                occupancy. The loan is
                                                                recourse to the key principal
                                                                for loss, costs or damages as
                                                                a result of the certificates
                                                                of occupancy not being issued.

122           (xxxi)                 Holiday Inn-Hougton        No certificate of occupancy
                                                                was obtained because,
              Qualifications;                                   according to information from
              Licensing; Zoning                                 the borrower, it was not
                                                                required when the property was
                                                                built.

125           (xxxi)                 Veronica's Medical Arts    Only temporary certificates of
                                     Building                   occupancy have been issued.
              Qualifications;                                   The borrower and sponsor are
                                                                personally liable for losses

                                           Sch I-16

              Licensing; Zoning                                 lender may incur due to the
                                                                lack of permanent certificates
                                                                of occupancy until such
                                                                permanent certificates are
                                                                obtained.

67            (xxxi)                 Hamden Village             A certificate of occupancy was
                                                                not available, but according
157           Qualifications;        Indian Lake                to information supplied by the
              Licensing; Zoning                                 borrower, the lack of a
                                                                certificate of occupancy is
                                                                not a violation of the zoning
                                                                law.

N/A           (xxxiii)               All Properties             Certain borrowers, including
                                                                the borrowers with respect to
              Single Purpose                                    Tropic Venture Portfolio,
              Entity                                            Stonegate, Vineyards and
                                                                Hampton Inn-Murfreesboro may
                                                                be recycled entities.

72, 101,      (xlii)                 All Citizens Loans         Seller did not perform full
110, 117,                                                       due diligence with respect to
129, 135,     Licenses, Permits                                 the compliance of all
136, 152,     and Authorizations                                properties in respect of these
153, 174,                                                       loans with applicable laws,
190, 197,                                                       zoning ordinances and the like
198, 201,                                                       since all such compliance is
203                                                             the responsibility of the
                                                                tenants of such properties,
                                                                which tenants are investment
                                                                grade.

188A2         (xlii)                 500 West 5th Avenue        The certificate of occupancy
                                                                could not be located but the
              Licenses, Permits                                 loan is recourse to the key
              and Authorizations                                principal for any loss, cost
                                                                or damages incurred by lender
                                                                as a result of the absence of
                                                                a certificate of occupancy.

188           (xlii)                 Family Dollar Portfolio    With respect to the stores in
                                                                the Family Dollar Portfolio
              Licenses, Permits                                 other than the store in Gary,
              and Authorizations                                Indiana, according to zoning
                                                                code for the City of Chicago,
                                                                no certificate of occupancy is
                                                                required because the
                                                                improvements on the properties
                                                                were constructed before 1992
                                                                and a new certificate of
                                                                occupancy is only required
                                                                post-1992 if work is performed
                                                                under a single building permit
                                                                for a cost of more than
                                                                $400,000. The borrower has
                                                                represented that no such work
                                                                was performed. In each case,
                                                                the mortgage loan is recourse
                                                                to a principal of the borrower
                                                                for any loss, cost or damage
                                                                due to the absence of a
                                                                certificate of

                                           Sch I-17

                                                                occupancy.

141           (xlii)                 Access Self Storage        The property at 3423 Marvin
                                                                Love Freeway does not have a
              Licenses, Permits                                 certificate of occupancy
              and Authorizations                                because of work required to a
                                                                retaining wall. According to
                                                                information from the borrower,
                                                                the city has approved plans
                                                                for the repair of the wall and
                                                                the lender has a holdback for
                                                                the cost of the work which is
                                                                required to be completed
                                                                within 180 days of the date of
                                                                the closing of the loan. The
                                                                retention is not released
                                                                until the work is completed
                                                                and a certificate of occupancy
                                                                has been obtained.

33            (xlii)                 100 Franklin Street        Certificates of occupancy were
                                                                only available for the Boston
              Licenses, Permits                                 Stock Exchange and JCI (the
              and Authorizations                                two biggest tenants). No
                                                                others were available in the
                                                                city's files, which was
                                                                inspected by hand. The
                                                                borrower is obligated to cause
                                                                the remaining tenants to
                                                                obtain certificates of
                                                                occupancy. The loan is
                                                                recourse to the key principal
                                                                for loss, costs or damages as
                                                                a result of the certificates
                                                                of occupancy not being issued.

122           (xlii)                 Holiday Inn-Hougton        No certificate of occupancy
                                                                was obtained because,
              Licenses, Permits                                 according to information from
              and Authorizations                                the borrower, it was not
                                                                required when the property was
                                                                built.

125           (xlii)                 Veronica's Medical Arts    Only temporary certificates of
                                     Building                   occupancy have been issued.
              Licenses, Permits                                 The borrower and sponsor are
              and Authorizations                                personally liable for losses
                                                                lender may incur due to the
                                                                lack of permanent certificates
                                                                of occupancy until such
                                                                permanent certificates are
                                                                obtained.

67            (xlii)                 Hamden Village             A certificate of occupancy was
                                                                not available, but according
157           Licenses, Permits      Indian Lake                to information supplied by the
              and Authorizations                                borrower, the lack of a
                                                                certificate of occupancy is
                                                                not a violation of the zoning
                                                                law.

                                           Sch I-18

34            (xlv)                  Oak Park and Spring Lake   (D) There are periodic
                                     Portfolio                  increases in the ground rent
              Ground Leases                                     based upon the amount of
                                                                sublease rent received.

                                                                (F) A new lease is to be
                                                                entered into if there is a
                                                                termination as a result of an
                                                                uncurable default or a
                                                                rejection in bankruptcy, in
                                                                addition the lender has the
                                                                ability of suspending the fee
                                                                owners termination notice in
                                                                order for the lender to
                                                                commence proceeding to
                                                                foreclose the leasehold
                                                                mortgage and curing the
                                                                default.

                                                                (L) Only applies in the event
                                                                of an uncurable default or
                                                                rejection in bankruptcy.

183           (xlv)                  Magnolia Park              (I) The lease term expires in
                                                                2018.
              Ground Leases

84            (xlvii)                Walgreens-Reading          The Walgreens parcel has been
                                                                subdivided, but the tax parcel
              Tax Lot; Utilities                                map has not been updated yet.
                                                                Six months of taxes for the
                                                                entire tax parcel were
                                                                escrowed in case Walgreens
                                                                fails to pay the taxes.

126           (xlviii)               Rite Aid-Elko              The mortgage loan may
                                                                currently be defeased. A loan
              Defeasance                                        REMIC will be created with
                                                                respect to this mortgage loan
                                                                and the Mortgage Loan Seller
                                                                will be required to repurchase
                                                                the mortgage loan upon a
                                                                defeasance prior to the second
                                                                anniversary of the Closing
                                                                Date.

72, 101,      (xlviii)               All Citizens Loans         Partial defeasance on a
110, 117,                                                       property by property basis is
129, 135,     Defeasance                                        allowed upon the provision of
136, 152,                                                       defeasance collateral equal to
153, 174,                                                       100% of the allocated loan
190, 197,                                                       amount for the property being
198, 201,                                                       released.
203

                                           Sch I-19

72, 101,      (xlviii)               Certain Properties         The defeasance collateral can
110, 117,                            including all Citizens     consist of, in addition to
129, 135,     Defeasance             Loans                      what is listed in
136, 152,                                                       representation (xlviii),
153, 174,                                                       non-callable instruments,
190, 197,                                                       which (a) will not cause the
198, 201,                                                       REMIC trust to fail to
203 and                                                         maintain its status as a "real
others                                                          estate mortgage investment
                                                                conduit," (b) will not result
                                                                in a ratings reduction,
                                                                downgrade or withdrawal, (c)
                                                                are then outstanding and (d)
                                                                are then being generally
                                                                accepted by the rating
                                                                agencies without any
                                                                reduction, downgrade or
                                                                withdrawal of the applicable
                                                                ratings.

111           (liv)                  Walgreens-Humble           The mortgagor is an affiliate
                                                                of the lender.
116           No Ownership           Walgreens-San Antonio
              Interest in
              Mortgagor
                                     Walgreens-Gessner
118
                                     Walgreens-Huffmeister
127
                                     5024 Pelham Road

58                                   3300 Tenth Street

121

72, 101,      (liv)                  All Citizens Loans         The seller owns a controlling
110, 117,                                                       interest in the parent entity
129, 135,     No Ownership                                      of the borrowers.
136, 152,     Interest in
153, 174,     Mortgagor
190, 197,
198, 201,
203

111           (lv)                   Walgreens-Humble           Seller owns indirect interests
                                                                in the borrowers with respect
116           No Undisclosed         Walgreens-San Antonio      to these mortgage loans.
              Common Ownership

                                     Walgreens-Gessner
118
                                     Walgreens-Huffmeister
127
                                     5024 Pelham Road

                                           Sch I-20

58                                   3300 Tenth Street

121

              (lv)
72, 101,                             All Citizens Loans         All of the properties securing
110, 117,     No Undisclosed                                    these loans are under common
129, 135,     Common Ownership                                  ownership.
136, 152,
153, 174,
190, 197,
198, 201,
203

111                                  Walgreens-Humble

116                                  Walgreens-San Antonio

                                     Walgreens-Gessner

118

                                     Walgreens-Huffmeister

127

                                           Sch I-21

                                           EXHIBIT C

                         OPINION OF CADWALADER, WICKERSHAM & TAFT LLP

                      [LETTERHEARD OF CADWALADER, WICKERSHAM & TAFT LLP]

                                 October 4, 2006

Addressees listed on Schedule A

            Re:   LB-UBS Commercial Mortgage Trust 2006-C6, Commercial Mortgage
                  Pass-Through Certificates, Series 2006-C6

Ladies and Gentlemen:

            We are rendering this opinion pursuant to the Mortgage Loan Purchase
Agreement, dated as of September 22, 2006 (the "MLPA"), between UBS Real Estate
Investments Inc., as seller (the "Seller") and Structured Asset Securities
Corporation II, as purchaser ("SASC").

            We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by
SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $862,627,027 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of September 22, 2006 (the "Indemnification Agreement"), by and among the
Seller, SASC and the Underwriters (as defined below); (iii) the UBS
Supplementary Indemnification Agreement, dated as of September 22, 2006 (the
"Supplementary Indemnification Agreement" and, together with the Indemnification
Agreement, the "Indemnification Agreements"), by and among the Seller, Lehman
Brothers Holdings Inc., SASC and the Underwriters; and (iv) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of
September 22, 2006 (the "Underwriting Agreement"), by and among SASC, UBS
Securities LLC ("UBS Securities"), Lehman Brothers Inc. ("Lehman") and UBS
Global Asset Management (US) Inc. ("UBS GAM" and, together with UBS Securities and Lehman, the "Underwriters") and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc.

            The MLPA, the Indemnification Agreements and the Underwriting
Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

            In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the Seller, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. In addition, with respect to the opinions referred to in paragraphs 4(c), 4(d) and 5 below, such opinions are based solely on the Seller Officer's Certificate referred to below, a review of the items, if any, identified as exceptions in the exhibits to such certificates, conversation with internal counsel for the Seller, and the actual knowledge of attorneys who conducted such review, had such conversations and/or customarily represent the Seller in real estate lending transactions, financing transactions, and/or transactions similar to those contemplated by the
Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Seller and others in connection with the preparation and delivery of this letter.

            In particular, we have examined and relied upon:

            1.    the MLPA;

            2.    the Underwriting Agreement;

            3.    the Indemnification Agreements; and

            4.    the officer's certificate of Seller, dated the date
                  hereof (the "Seller Officer's Certificate").

            References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of
America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General Corporation Law of the State of Delaware with respect to the opinions referred to in paragraphs 1,
2, 4(a), 4(b)(i), 4(c) and 4(d) below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware
General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein. Except as described we have neither examined nor do we express any opinion with respect to Delaware law. References in this letter to the term "Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United
States of America. References in this letter to the term "Governmental

                                       -2-

Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

            We have also assumed, except as to the Seller, that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties are validly existing and in good standing under the laws of their respective jurisdictions of organization, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the Seller, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation
(except as expressly set forth herein), of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

            We express no opinion concerning any law other than Applicable Law.

            Based upon and subject to the foregoing, we are of the opinion that:

            1.    Each of the Agreements has been duly authorized, executed and delivered by the Seller.

            2.    The Seller is a corporation validly existing and in good
      standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Agreements.

            3.    Each of the MLPA and the Underwriting Agreement constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

            4.    None of the sale of the UBS Mortgage Loans, the consummation by the Seller of any of the other transactions contemplated by the
      Agreements to which it is a party or the execution, delivery and performance by the Seller of the terms of the Agreements to which it is a party, (a) will require any Governmental Approval to be obtained or made on the part of the Seller, the absence of which would have a material adverse effect on the Seller or the transactions contemplated by the
      Agreements, except those that may be required under state securities or blue sky laws, and except for such other approvals that have been obtained and, to our knowledge, are in full force and effect, (b) will conflict with, or result in a violation of, any provision of (i) either the
      Seller's certificate of incorporation or bylaws or (ii) any Applicable
      Laws applicable to the Seller, (c) will, to our knowledge, breach, constitute a default under, require any

                                       -3-

      consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of the Seller pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of any Agreement to which it is a party or be reasonably likely to impair materially the ability of the Seller to perform under the terms of any Agreement to which it is a party or (d) will, to our knowledge, breach or result in a violation of, or default under, any material judgment, decree or order that is applicable to the Seller and is issued by any Governmental Authority having jurisdiction over the Seller or any of its properties.

            5.    To our actual knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the
      Seller (a) asserting the invalidity of the Agreements to which it is a party, (b) seeking to prevent the consummation of any of the transactions provided for in the Agreements, or (c) that would materially and adversely affect (i) the ability of the Seller to perform its obligations under, or the validity or enforceability (with respect to the Seller) of, the
      Agreements to which it is a party or (ii) any rights with regard the
      Mortgaged Properties or the Mortgage Loans. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened"
      unless the potential litigant or governmental authority has communicated in writing to the Seller a present intention to initiate such actions, investigations or proceedings against the Seller.

            We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. Without our prior written consent, this letter is not to be relied upon, used, circulated, quoted or otherwise referred to by, or assigned to, any other person (including any person that acquires any Certificates from you or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction)) or for any other purpose. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                        Very truly yours,

                                       -4-

                                   SCHEDULE A

Structured Asset Securities Corporation II  Standard & Poor's Rating Services
745 Seventh Avenue                          55 Water Street
New York, New York 10019                    New York, New York 10041

Lehman Brothers Inc.                        LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York 10019                    Chicago, Illinois 60603

UBS Securities LLC                          Moody's Investors Service, Inc.
1285 Avenue of the Americas                 99 Church Street
New York, New York 10019                    New York, New York 10007

UBS Global Asset Management (US) LLC
1285 Avenue of the Americas
New York, New York 10019

                                    Sch. A-1